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                         Supplement dated August 1, 2000
                        to Prospectus dated June 5, 2000

The ORBITEX Strategic Infrastructure Fund, ORBITEX Internet Fund, and ORBITEX Emerging Technology Fund are currently not available for purchase.

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Class C Shares of the ORBITEX Energy & Basic Materials Fund are currently not available for purchase.

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The following paragraph replaces in its entirety the paragraph following the heading "Portfolio Manager" on page 67 of the Prospectus:

The ORBITEX Financial Services Fund will be advised by ORBITEX Management, Inc. and sub-advised by Century Capital Management, Inc. Alexander L. Thorndike, who joined Century Capital Management in January 1999 as a Managing Director and a member of the firm's Investment Committee, focusing on the financial services sector, will be the Fund's portfolio manager responsible for day to day decisions regarding the Fund's investments. Formerly, he was a health care analyst with William Blair & Company from 1994 to 1999.

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The following paragraph supplements the information contained under the heading
"Management" on page 92 of the Prospectus:

CENTURY CAPITAL MANAGEMENT, INC.

Century Capital Management, Inc., One Liberty Square, Boston Massachusetts 02109, serves as the sub-adviser to the ORBITEX Financial Services Fund. Century Capital Management, organized in April 1992, is a registered investment adviser specializing in managing investments in the financial services industry. Century Capital Management provides investment advisory services to registered investment companies, limited partnerships and other institutional investors. As of June 30, 2000, Century Capital Management managed over $300 million in assets. ORBITEX Management, Inc., as the adviser to the ORBITEX Financial Services Fund, will bear 100% of the sub-advisory fees charged by Century Capital Management.

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Funds Distributor, Inc. serves as the distributor of the following Funds:
Orbitex Info-Tech & Communications Fund, Orbitex Strategic Infrastructure Fund, Orbitex Health & Biotechnology Fund, Orbitex Energy & Basic Materials Fund, Orbitex Financial Services Fund, Orbitex Focus 30 Fund, Orbitex Growth Fund, Orbitex Internet Fund, and Orbitex Emerging Technology Fund. Accordingly, with regard to these Funds, the references to Orbitex Funds Distributor, Inc. on pages 81 and 92 should read:

                             Funds Distributor, Inc.
                                 60 State Street
                           Boston, Massachusetts 02109

However, ORBITEX Funds Distributor, Inc. serves as the distributor to the Orbitex Amerigo Fund and Orbitex Clermont Fund.